UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2016, Mondelēz International, Inc. increased the size of our Board of Directors (the “Board”) from 13 to 14 members and appointed Charles E. (Chuck) Bunch to the Board. The Board appointed Mr. Bunch a member of the Human Resources and Compensation Committee and the Governance, Membership and Public Affairs Committee. All of these actions are effective September 1, 2016.

Mr. Bunch will receive the same compensation and indemnification as our other non-employee directors. The compensation program is described in our Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2016. The form of indemnification agreement is an exhibit to our Annual Report on Form 10-K filed with the SEC on February 19, 2016.

There are no transactions between Mr. Bunch and us that would be reportable under Item 404(a) of Regulation S-K. Mr. Bunch was not selected pursuant to any arrangement or understanding between him and any other person.

A copy of our press release regarding these events is attached hereto as Exhibit 99.1.

Also on July 21, 2016, our Board appointed Nelson Urdaneta as our Vice President, Corporate Controller and Chief Accounting Officer effective September 1, 2016. Luca Zaramella, who has been our principal accounting officer since December 2014, will continue to serve as our Corporate Controller until the effective date of Mr. Urdaneta’s appointment.

Mr. Urdaneta, age 43, has been our Vice President Finance, Asia Pacific since August 2012. Prior to that, he served as Senior Finance Director Integrated Supply Chain, North America from August 2011 to August 2012.

There were no material changes to Mr. Urdaneta’s compensation arrangements relating to his promotion to Vice President, Corporate Controller and Chief Accounting Officer. Mr. Urdaneta was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Urdaneta has no family relationships with any of our directors or executive officers. There have been no related party transactions between us and Mr. Urdaneta reportable under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Mondelēz International, Inc. Press Release, dated July 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: July 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Mondelēz International, Inc. Press Release, dated July 22, 2016.